Exhibit 99.1

ReachLocal Reports First Quarter 2015 Results

Company Strengthens Financial Position with $25 Million 3-year Term Loan

(WOODLAND HILLS, CA) – May 5, 2015 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in powering online marketing for local businesses, today reported financial results for the first quarter ended March 31, 2015.

“ReachLocal continued to make progress during the first quarter. We feel we are seeing promising indicators from our newly implemented sales model in North America and positive receptivity from clients to our total digital marketing system for local businesses. ReachEdge was recently honored by the Local Search Association with an ‘Ad to Action’ award,” said Sharon Rowlands, Chief Executive Officer. “We also are taking a swift, proactive approach to expense management that resulted in better than previously estimated adjusted EBITDA results for the quarter. We are encouraged by these results as we continue to prioritize a return to profitability in the second half of 2015.”

The Company also announced today that it entered into a $25 million 3-year term loan with Hercules Technology Growth Capital to provide additional liquidity and resources to support its initiatives. Additional detail on the facility is available in the Company’s Form 8-K filed today.

Quarterly Results at a Glance*

(Table amounts in 000’s except key metrics and per share amounts)

	Q1 2015	Q1 2014
Revenue	$99,563	$124,736
Net Loss from Continuing Operations	$(12,782)	$(6,313)
Net Loss from Continuing Operations per Diluted Share	$(0.44)	$(0.22)
Net Loss	$(12,782)	$(5,973)
Net Loss per Diluted Share	$(0.44)	$(0.21)
Non-GAAP Net Loss	$(10,164)	$(2,001)
Non-GAAP Net Loss per Diluted Share	$(0.35)	$(0.07)
Adjusted EBITDA	$(3,785)	$2,261
Cash Flow from Continuing Operations	$(4,530)	$(1,061)
Cash Flow from Operating Activities	$(4,589)	$(2,455)

* The amounts reflect that ClubLocal operations were determined to be discontinued operations during the fourth quarter of 2013, and fully withdrawn during the first quarter 2014. The definitions for Adjusted EBITDA and Non-GAAP Net Income, as set forth in full below, exclude discontinued operations.

The strengthening of the U.S. Dollar had a significant impact on revenue. On a constant currency basis relative to the first quarter of 2014, revenue for the first quarter of 2015 would have been $105.3 million.

	Q1 2015	Q1 2014
Revenue by Channel (North America):
Direct Local Revenue	$45,926	$56,264
National Brands, Agencies and Resellers (NBAR) Revenue	$17,573	$20,824

Revenue by Channel (International):
Direct Local Revenue	$32,809	$42,303
National Brands, Agencies and Resellers (NBAR) Revenue	$3,255	$5,345

Business Outlook

“We are driving efficiency, reducing expenses and eliminating unprofitable revenue streams while focusing on cash management across the company. We believe this focus and our new term loan facility has strengthened our financial position,” said Ross Landsbaum, Chief Financial Officer. “Further, we believe that we are well positioned to achieve our goals of sequential revenue growth and positive Adjusted EBITDA in the second half of 2015.”

The Company’s outlook for the second quarter of 2015 is as follows:

●	Revenue in the range of $97 to $101 million.

●	Adjusted EBITDA loss not to exceed $1 million.

Conference Call and Webcast Information

The ReachLocal first quarter 2015 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time on Tuesday, May 5, 2015. To participate on the live call, analysts and investors should dial 1-888-438-5491, or outside the U.S. 719-325-2495, at least 10 minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s website at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports Active Clients and Active Product Units, as management believes that these metrics are important gauges of the progress of the Company’s performance.

Non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles), restructuring charges, and other non-operating income or expense.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Active Clients is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Clients by adjusting the number of Active Product Units to combine clients with more than one Active Product Unit as a single Active Client. Clients with more than one location are generally reflected as multiple Active Clients. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Clients includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Product Units is a number we calculate to approximate the number of individual products, licenses or services we are providing to Active Clients. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client who also licenses ReachEdge, we consider that three Active Product Units. Similarly, if a client purchases ReachSearch campaigns for two different products or purposes, we consider that two Active Product Units. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s outlook for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to rectify the challenges associated with its North American sales operations; (ii) the Company’s ability to obtain the cost savings contemplated by its cost reduction initiatives; (iii) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (iv) the Company’s ability to recruit, train and retain its salespeople; (v) the Company’s ability to attract and retain customers and compete with a wide range of competitors on both price and product offering; (vi) the Company’s ability to satisfy the covenants under its term loan; (vii) the Company’s ability to successfully enter new markets and manage its international operations; (viii) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (ix) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (x) the Company’s ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc. (NASDAQ: RLOC) helps local businesses grow and operate their business better with leading technology and expert service for our clients’ lead generation and conversion. ReachLocal is headquartered in Woodland Hills, Calif. and operates in four regions: Asia-Pacific, Europe, Latin America and North America. ReachLocal is headquartered in Woodland Hills, Calif. and operates in four regions: Asia-Pacific, Europe, Latin America and North America. For more information please visit ReachLocal at www.reachlocal.com, follow us at www.reachlocal.com/social or email info@reachlocal.com.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Amber Seikaly Vice President Corporate Communications (214) 294-0242 amber.seikaly@reachlocal.com

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	March 31,	December 31,
	2015	2014
Assets
Current Assets:
Cash and cash equivalents	$33,685	$43,720
Short-term investments	140	904
Accounts receivable, net	5,516	7,844
Prepaid expenses and other current assets	9,938	9,620
Total current assets	49,279	62,088

Property and equipment, net	17,484	19,639
Capitalized software development costs, net	21,585	21,555
Restricted deposits	3,816	3,589
Intangible assets, net	5,000	5,492
Non-marketable investments	9,000	9,000
Other assets	3,551	3,518
Goodwill	48,114	48,189
Total assets	$157,829	$173,070

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$41,646	$44,874
Accrued compensation and benefits	13,667	15,972
Deferred revenue	28,733	29,016
Accrued restructuring	3,571	3,196
Capital lease	630	624
Other current liabilities	12,554	12,316
Liabilities of discontinued operations	790	850
Total current liabilities	101,591	106,848
Capital lease	940	1,103
Deferred rent and other liabilities	12,749	12,195
Total liabilities	115,280	120,146

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(60)	(65)
Additional paid-in capital	134,348	132,080
Accumulated deficit	(87,351)	(74,569)
Accumulated other comprehensive loss	(4,388)	(4,522)
Total stockholders’ equity	42,549	52,924
Total liabilities and stockholders’ equity	$157,829	$173,070

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2015	2014
Revenue	$99,563	$124,736
Cost of revenue	56,217	63,398
Operating expenses:
Selling and marketing	36,283	46,761
Product and technology	7,422	6,959
General and administrative	10,713	14,164
Restructuring charges	1,455	1,823
Total operating expenses	55,873	69,707

Operating loss	(12,527)	(8,369)
Other income (expense), net	(156)	188
Loss from continuing operations before income taxes	(12,683)	(8,181)
Income tax provision (benefit)	99	(1,868)
Loss from continuing operations	(12,782)	(6,313)
Income from discontinued operations, net of income taxes	-	340
Net loss	$(12,782)	$(5,973)

Net loss per share:
Basic:
Loss from continuing operations	$(0.44)	$(0.22)
Income from discontinued operations, net of income taxes	-	0.01
Net loss per share	$(0.44)	$(0.21)

Diluted:
Loss from continuing operations	$(0.44)	$(0.22)
Income from discontinued operations, net of income taxes	-	0.01
Net loss per share	$(0.44)	$(0.21)

Weighted average common shares used in the computation of income (loss) per share:
Basic	29,070	28,088
Diluted	29,070	28,088

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$156	$275
Selling and marketing	482	877
Product and technology	168	386
General and administrative	1,340	3,033
	$2,146	$4,571

Depreciation and amortization:
Cost of revenue	$132	$177
Selling and marketing	833	635
Product and technology	3,707	2,958
General and administrative	462	452
	$5,134	$4,222

REACHLOCAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Loss from continuing operations	$(12,782)	$(6,313)
Adjustments to reconcile loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	5,134	4,222
Stock-based compensation	2,146	4,571
Restructuring charges	1,455	1,823
Loss on disposal of fixed assets	161
Excess tax benefits from stock-based awards	-	176
Provision for doubtful accounts	78	725
Non-cash interest income, net	2	-
Deferred taxes, net	-	(1,399)
Changes in operating assets and liabilities:
Accounts receivable	2,069	130
Prepaid expenses and other current assets	(449)	(2,021)
Other assets	(498)	(473)
Accounts payable	(1,838)	(847)
Accrued compensation and benefits	(1,765)	(1,310)
Deferred revenue	333	(192)
Accrued restructuring	(539)	1,209
Deferred rent and other liabilities	1,963	(1,362)
Net cash used in operating activities, continuing operations	(4,530)	(1,061)
Net cash used in operating activities, discontinued operations	(59)	(1,394)
Net cash used in operating activities	(4,589)	(2,455)

Cash flows from investing activities:
Additions to property, equipment and software	(4,134)	(4,098)
Acquisitions, net of acquired cash	-	(1,760)
Investments in non-marketable investments	-	(2,000)
Maturities of certificates of deposits and short-term investments	700	-
Purchases of certificates of deposits and short-term investments	(42)	(74)
Net cash used in investing activities	(3,476)	(7,932)

Cash flows from financing activities:
Proceeds from exercise of stock options	6	6,234
Excess tax benefits from stock-based awards	-	(176)
Principal payments on capital lease obligations	(191)	-
Debt issuance costs	(50)	-
Common stock repurchases	(4)	-
Net cash provided by (used in) financing activities	(239)	6,058

Effect of exchange rate changes on cash and cash equivalents	(1,731)	478

Net change in cash and cash equivalents	(10,035)	(3,851)
Cash and cash equivalents—beginning of period	43,720	77,514
Cash and cash equivalents—end of period	$33,685	$73,663

REACHLOCAL, INC.
Reconciliation of Adjusted EBITDA to Operating Loss
(in thousands)

	Three Months Ended
	March 31,
	2015	2014
Operating loss	$(12,527)	$(8,369)
Add:
Depreciation and amortization	5,134	4,222
Stock-based compensation	2,146	4,571
Acquisition and integration costs	7	14
Restructuring charges	1,455	1,823
Adjusted EBITDA (1)	$(3,785)	$2,261

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended March 31, 2015 and 2014
(in thousands, except per share amounts)

	Three Months Ended March 31, 2015					Three Months Ended March 31, 2014
		Adjustments:					Adjustments:
	GAAP Operating Results “As Reported”	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results “As Reported”	Stock-based Compensation Related Expense (2)	Acquisition Related Costs(3)	Restructuring Related Costs (4)	Non-GAAP Operating Results
Revenue	$99,563	-	-	-	$99,563	$124,736	-	-	-	$124,736
Cost of revenue	56,217	(156)	-	-	56,061	63,398	(275)	-	-	63,123
Operating expenses:
Sales and marketing	36,283	(482)	-	-	35,801	46,761	(877)	-	-	45,884
Product and technology	7,422	(279)	(372)	-	6,771	6,959	(506)	(232)	-	6,221
General and administrative	10,713	(1,345)	(100)	-	9,268	14,164	(3,033)	(14)	-	11,117
Restructuring charges	1,455	-	-	(1,455)	-	1,823	-	-	(1,823)	-
Total operating expenses	55,873	(2,106)	(472)	(1,455)	51,840	69,707	(4,416)	(246)	(1,823)	63,222
Operating income (loss)	(12,527)	2,262	472	1,455	(8,338)	(8,369)	4,691	246	1,823	(1,609)
Other income (expense), net	(156)	-	-	-	(156)	188	3	-	-	191
Income (loss) from continuing operations before income taxes	(12,683)	2,262	472	1,455	(8,494)	(8,181)	4,694	246	1,823	(1,418)
Income tax provision (benefit) (6)	99	848	177	546	1,670	(1,868)	2,156	242	53	583
Income (loss) from continuing operations	$(12,782)	1,414	295	909	$(10,164)	$(6,313)	2,538	4	1,770	$(2,001)

Net loss per share
Basic loss per share	$(0.44)				$(0.35)	$(0.22)				$(0.07)
Diluted loss per share	$(0.44)				$(0.35)	$(0.22)				$(0.07)

Weighted average shares outstanding
Basic	29,070				29,070	28,088				28,088
Diluted	29,070				29,070	28,088				28,088

REACHLOCAL, INC.
Reconciliation of GAAP to Constant Currency Revenue
(in thousands)

	Three Months Ended
	March 31,
	2015	2014
North American GAAP Revenue	$63,499	$77,088
Constant Currency Adjustment	398	-
North American Revenue at Constant Currency (5)	$63,897	$77,088

As Reported Growth Rates	(17.6%)	(7.0%)
Constant Currency Growth Rates	(17.1%)	(6.6%)

International GAAP Revenue	$36,064	$47,648
Constant Currency Adjustment	5,351	-
International Revenue at Constant Currency (5)	$41,415	$47,648

As Reported Growth Rates	(24.3%)	23.2%
Constant Currency Growth Rates	(13.1%)	29.7%

Consolidated GAAP Revenue	$99,563	$124,736
Constant Currency Adjustment	5,748	-
Consolidated Revenue at Constant Currency (5)	$105,311	$124,736

As Reported Growth Rates	(20.2%)	2.6%
Constant Currency Growth Rates	(15.6%)	4.5%

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles), restructuring charges, and other non-operating income or expense.

(2) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(3) Acquisition Related Costs, including the amortization and any impairment of acquired intangibles, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(4) Restructuring Related Costs are excluded from the non-GAAP operating results as these are non-recurring charges with the Company would not have incurred as part of continuing operations.

(5) Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. The company uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.

(6) The income tax provision (benefit) for the Non-GAAP adjustments is estimated using the effective statutory rate for those jurisdictions.